UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 27, 2016

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2016, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 5. Corporate Governance and Management.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2016, the Compensation Committee (the “Committee”) of Greenhill’s Board of Directors, in consultation with its independent compensation consultant, approved the grant of 115,473 Performance-Based Restricted Stock Units (“PRSUs”) and 87,714 Restricted Stock Units (“RSUs”) to Scott L. Bok, the Firm’s Chief Executive Officer, pursuant to the Firm’s Equity Incentive Plan, as amended and restated (the “Plan”), for the Firm’s fiscal 2015 performance year. For the Firm’s fiscal 2014 performance year, 100% of equity awards granted to Mr. Bok pursuant to the Plan were in the form of RSUs.

Each PRSU represents the right to receive, upon and subject to the vesting of the PRSU, the number of shares of the Firm’s common stock determined under the award agreement, subject to the Firm’s level of achievement of three equally weighted performance metrics measured over a three-year performance period running from January 1, 2016 through December 31, 2018 (the “Performance Period”). Such performance metrics are: (i) the Firm’s average annual total revenues over the Performance Period as a multiple of the Firm’s fiscal year 2015 total revenues, (ii) the Firm’s cumulative pre-tax margin over the Performance Period and (iii) the Firm’s total shareholder return over the Performance Period.

The PRSU award described above is subject to the terms and conditions, including provisions relating to termination, retirement and change of control, of the Plan and the Form of Greenhill & Co. Equity Incentive Plan Performance-Based Restricted Stock Unit Award Notification – Three Year Performance Period, attached hereto as Exhibit 10.1 and incorporated herein by reference.

The RSU award described above has a three year cliff vesting and is subject to the terms and conditions, including provisions relating to termination, retirement and change of control, of the Plan and the Form of Greenhill & Co. Equity Incentive Plan Restricted Stock Unit Award Notification – Three Year Cliff Vesting, attached hereto as Exhibit 10.2 and incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description
10.1	Form of Greenhill & Co. Equity Incentive Plan Performance-Based Restricted Stock Unit Award Notification – Three Year Performance Period
10.2	Form of Greenhill & Co. Equity Incentive Plan Restricted Stock Unit Award Notification – Three Year Cliff Vesting
99.1	Press Release of Greenhill & Co., Inc. dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: January 29, 2016	By:	/s/ Patricia Moran

Name: Patricia Moran
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Greenhill & Co. Equity Incentive Plan Performance-Based Restricted Stock Unit Award Notification – Three Year Performance Period
10.2	Form of Greenhill & Co. Equity Incentive Plan Restricted Stock Unit Award Notification – Three Year Cliff Vesting
99.1	Press Release of Greenhill & Co., Inc. dated January 27, 2016.

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